[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(w)

AMENDMENT NO. 7

to

A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S.

and

Frontier Airlines, Inc.

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Amendment No. 7

This Amendment No. 7 (this “Amendment”) is entered into as of October 9, 2019, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as provided herein.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

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1.	SALE AND PURCHASE

1.1	Clause 1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of two hundred fourteen (214) Aircraft, consisting of eighty (80) A320 Backlog Aircraft, sixty-seven (67) A320 Incremental Aircraft, forty-nine (49) A321 Incremental Aircraft and eighteen (18) A321XLR Aircraft, from the Seller, subject to the terms and conditions contained in this Agreement.

1.2

The parties hereby agree to convert the Aircraft identified in Clause 9.1 of this Agreement [***] as Aircraft Rank 147, 149, 150, 152, 158, 159, 161, 165, 166, 167, 168, 187, 188, 190, 197, 198, 200 and 201 A320 Incremental Aircraft to A321XLR Aircraft.

1.3	[***]”

2.	STANDARD SPECIFICATION OF THE A321 XLR AIRCRAFT

2.1	Definition Clause

The Parties agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0 of the Agreement:

A320 Family Aircraft - any or all of the A319 Aircraft, the A320 Aircraft, the A321 Aircraft and the A321XLR Aircraft.

A321 Standard Specification - the A321-200NX ACF standard specification document number [***], a copy of which is annexed as Exhibit A-3 to the Agreement.

A321XLR Aircraft - means an A321 Aircraft incorporating the XLR Changes and identified as an “A321XLR Aircraft” in the delivery schedule set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321XLR Airframe and all components, equipment, parts and accessories installed in or on such A321XLR Airframe and the A321XLR Propulsion System installed thereon at Delivery.

A321XLR Airframe - an A321XLR Aircraft, excluding the A321XLR Propulsion System therefor.

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A321XLR Propulsion System – as defined in Clause 2.3.1.

A321XLR Specification – the A321XLR Standard Specification as amended by all applicable SCNs.

A321XLR Standard Specification—has the meaning set forth in Clause 2.1.4.1 of this Agreement.

Aircraft – any or all of the A319 Aircraft, the A320 Aircraft, the A321 Aircraft and the A321XLR Aircraft.

Airframe – any or all of the A319 Airframe, the A320 Airframe, the A321 Airframe and the A321XLR Airframe.

[***]

Predelivery Payment – with respect to any Aircraft, the payments determined in accordance with Clause 5.3 for such Aircraft.

Propulsion System – any or all, as applicable, of the A319 Propulsion System, the A320 Propulsion System, the A321 Propulsion System and the A321XLR Propulsion System.

Specification – as applicable, the A319 Specification, the A320 Specification, the A321 Specification or the A321XLR Specification.

Standard Specification – as applicable, the A319 Standard Specification, the A320 Standard Specification, the A321 Standard Specification or the A321XLR Standard Specification.

XLR Changes—has the meaning set out in Clause 2.1.4.1.

XLR Specification Freeze—has the meaning set out in Clause 2.1.4.1.

2.2	Aircraft Specification

Clause 2.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“2.1    Aircraft Specification

2.1.1   A321 Aircraft Specification

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The A321 Aircraft will be manufactured in accordance with the A321 Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 or Appendix 2 to Exhibit A-3, as applicable, and which may be further modified or varied in accordance with the terms of this Agreement.

2.1.2	A320 Aircraft Specification

The A320 Aircraft will be manufactured in accordance with the A320 Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 or Appendix 2 to Exhibit A-1, as applicable, and which may be further modified or varied in accordance with the terms of this Agreement.

2.1.3	A319 Aircraft Specification

The A319 Aircraft will be manufactured in accordance with the A319 Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-2, and which may be further modified or varied in accordance with the terms of this Agreement.

2.1.4	A321XLR Aircraft Specification

2.1.4.1

The A321XLR Aircraft will be manufactured in accordance with the A321XLR Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-4, and which may be further modified or varied in accordance with the terms of this Agreement.

The A321XLR aircraft standard specification is currently based on a combination of the A321 Standard Specification and the XLR Changes as set out hereunder.

The standard specification of the A321XLR aircraft shall be derived from the A321 Standard Specification and will include a new fixed structural fuel center tank, modified design weights as detailed below, and new landing gears, wheels, brakes and tires, as well as certain other airframe structural modifications and aircraft systems and software adaptations, all as required during the development of such A321XLR aircraft with its new parameters (collectively the “XLR Changes”).

The Seller is currently developing the XLR Changes and the implementation of the XLR Changes shall be reflected in the first issue of the A321XLR aircraft standard specification (the “A321XLR Standard Specification”). Such A321XLR Standard Specification shall be issued by the Seller once the design of such A321XLR aircraft type has been frozen (the “XLR Specification Freeze”). [***]

[***]

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2.1.4.2	A321XLR Design Weights

In line with the Standard Specification applicable to the A321XLR Aircraft, the design weights (Maximum Take-off Weight (“MTOW”) Maximum Landing Weight (‘MLW’) and Maximum Zero Fuel Weight (“MZFW”)) are the following:

	MTOW	MLW	MZFW
A321XLR Aircraft	[***]	[***]	[***]

The XLR Changes shall include an increase to the Manufacturer’s Weight Empty (“MWE”) set forth in § 13-10.01.00 of the A321 NEO Standard Specification. [***]

[***]”

2.3	Propulsion Systems

2.3.1	Clause 2.3.1 of the Agreement is amended to add at the end thereof the following quoted text:

“Each A321XLR Airframe will be equipped with a set of two (2) CFM LEAP-1A32, two (2) CFM LEAP-1A33B2 engines, two (2) IAE PW1133G-JM engines or two (2) IAE PW1133G1-JM engines (upon selection such set, an “A321XLR Propulsion System”).”

2.3.2	[***]

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2.3.3	The following quoted text is hereby added to the Agreement as a new Clause 2.3.4:

“2.3.4	The Buyer shall notify the Seller in writing, no later than [***]”

2.4	A321XLR Aircraft – Exhibit A-4

Exhibit A-4 attached hereto as Attachment 2 is hereby added in alphabetical order to the Agreement.

3.	PRICE

3.1	Clause 3.1 of the Agreement is hereby amended by inserting the following new Clauses 3.1.7 and 3.1.8 below Clause 3.1.6:

“3.1.7 Base Price of the A321XLR Airframe

The Base Price of the A321XLR Airframe is the sum of the following base prices:

(i) [***]

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(ii)	[***]

(iii)	[***]

The Base Price of the A321XLR Airframe for the A321XLR Aircraft has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***].

3.1.8 Base Price of the A321XLR Propulsion System

3.1.8.1 For A321XLR Aircraft, the Base Price of a set of two (2) CFM LEAP- 1A32 engines is:

[***]; or for CFM LEAP-1A33B2 engines (if selected by the Buyer) is:

[***]

Said Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.8.2    For A321XLR Aircraft, the Base Price of a set of two (2) IAE PW1133G-JM engines is:

[***], or for IAE PW1133G1-JM engines (if selected by the Buyer) is:

[***]

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Said Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by IAE and set forth in Part 3 of Exhibit C.”

3.2	Clause 3.1.6.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“3.1.6.2	For A321 Incremental Aircraft, the Base Price of a set of two (2) IAE PW1133G-JM engines is:

[***], or for IAE PW1133G1-JM engines (if selected by the Buyer) is:

[***]

Said Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the reference prices indicated by IAE and set forth in Part 3 of Exhibit C.

4.	DELIVERY

4.1	The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Attachment I.

4.2

Clause 9.1 of the Agreement is hereby amended by deleting all text (including any asterisked footnotes) after the delivery schedule table in its entirety and replacing it with the following quoted text:

“The Seller will give the Buyer written notice of the scheduled delivery month of each [***] at least [***] before the first day of the Scheduled Delivery Quarter of the respective Aircraft, which shall be a calendar month within such Scheduled Delivery Quarter (the “Scheduled Delivery Month”).

The Seller will give the Buyer [***]

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at least [***] written notice of the anticipated date on which the Aircraft will be Ready for Delivery.

[***]

5.	PREDELIVERY PAYMENTS

5.1	Clause 5.3.2 (c) is hereby added to the Agreement to read in its entirety as follows:

“The Predelivery Payment Reference Price for an A321XLR Aircraft to be delivered in calendar year T is determined in accordance with the following formula:

[***]

5.2	Clause 5.3.3(b) and 5.3.3(o) are each amended by adding the following immediately after the word “months”:

“(or quarter, if the month is not then established)”

5.3	Clause 5.3.3(b) and 5.3.3(o) are each amended by adding the following immediately after each occurrence of “Scheduled Delivery Month”:

“(or, if not then established, the Scheduled Delivery Quarter)”

5.4

In accordance with Clause 5.3.3 of the Agreement, the Buyer shall pay to the Seller on the date hereof an amount equal to [***] as a result of the conversion of A320 Aircraft to A321XLR Aircraft pursuant to Clause 1 hereof.

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6.	EXHIBIT A - SPECIFICATION

6.1	Appendix 2 to Exhibit A-3 is hereby amended by deleting the option identified as [***] in its entirety and replacing it with the following:

Option	Description	Comments	Estimated BFE Price	Selected SCN Price
[***]	[***] [***]	[***]	[***]	[***]

6.2	Attachment Ill attached hereto is hereby added to the Agreement as Exhibit A-4.

7.	[***]

[***]

[***]

8.	SPECIFICATION MATTERS

8.1	Paragraph 1.4 of Amended and Restated Letter Agreement No. 4 dated December 28, 2017 is hereby amended by inserting [***] immediately after the first occurrence of the words [***].

8.2	Amended and Restated Letter Agreement No. 4 dated December 28, 2017 is hereby amended by adding a new paragraph 1.7 to read in its entirety as follows:

[***]

9.	[***]

On or within [***]

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10.	REFERENCES

10.2	[***].

11.	EFFECT OF AMENDMENT

11.1

This Amendment shall terminate and be of no further force and effect, and the Parties shall have no obligation or liability to the other, whether in contract, tort or otherwise in respect hereof at the close of business, (x) on October 9, 2019 unless [***], and (y) on October 15, 2019 unless [***] and (z) October 31, 2019 unless [***]

For purpose of this Clause 11:

[***]

11.2

The Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

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12.	INTENTIONALLY LEFT BLANK

13.	[***]

[***]

14.	MISCELLANEOUS

This Amendment is subject to the provisions of Clauses 21, 22.6 and 22.11 of the Agreement.

15.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Benoît de Saint-Éxupéry
Name: Benoît de Saint-Exupéry
Title: Senior Vice President, Contracts

Frontier Airlines, Inc.

By:	/s/ Howard Diamond
Name: Howard Diamond
Title: SVP, General Counsel & Secretary

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Attachment I to Amendment No. 7

Delivery Schedule Table

Attachment II to Amendment No. 7

EXHIBIT A-4

A321XLR SPECIFICATION